                                                                    Exhibit 99.1


                            JAG Media Holdings, Inc.


For Immediate Release:
----------------------

Contacts:
---------
Stephen J. Schoepfer, EVP & COO
JAG Media Holdings, Inc.
(888) 828-4174
steve@jagnotes.com
------------------

               JAG Media Holdings, Inc. Announces Further Update
                       Regarding Status of Stock Dividend

Boca Raton, FL, May 27, 2003 - JAG Media Holdings, Inc. (OTCBB: JGMHA) announced, today, a further update regarding the status of its recently declared stock dividend. The Company's transfer agent has completed the issuance and mailing of Series 2 Class B dividend stock certificates to all registered beneficial shareholders.

However, there remain a number of firms who have still not submitted their beneficial owner lists to the transfer agent, notwithstanding that such lists were required to be submitted to the transfer agent within five business days after the dividend record date. As of the close of business on May 23, 2003, 14 DTC broker or clearing participants had still not submitted their beneficial owner lists to the Company's transfer agent. The names of those brokers and other participants who have not yet submitted their beneficial owner lists and the number of shares of our Class A common stock held by each of them through DTC as of April 14, 2003, the dividend record date, are set forth below:

--------- ------------ ------------------------------------------------------ -----------
                                                                                 DTC
             DTC #                          Participant                        Position
--------- ------------ ------------------------------------------------------ -----------
1         10           Brown Brothers Harriman & Co.                              66,618
2         19           Jefferies & Company, Inc.                                     169
3         50           Morgan Stanley & Co. Incorporated                           2,000
4         75           Linsco/Private Ledger Corp.                                   799
5         280          US Bancorp Investments, Inc.                                1,000
6         297          Advantage Correspondent Clearing Services                     497
7         311          US Bancorp Piper Jaffray, Inc.                              1,000
8         442          Andover Capital Partners LLC                                7,500
9         623          Wm. V. Frankel & Co., Inc.                                    179
10        773          Banc of America Securities, Inc.                           36,363
11        799          McDonald Investments Inc.                                   4,725
12        901          The Bank of New York                                        6,157
13        997          State Street Bank & Trust Company                          10,000
14        8072         Alpine Securities Corp.                                     9,000
--------- ------------ ------------------------------------------------------ -----------
                       TOTAL SHARES OF CLASS A COMMON STOCK                      137,007
--------- ------------ ------------------------------------------------------ -----------

IF YOUR BROKER IS LISTED ABOVE, PLEASE CONTACT YOUR BROKER IMMEDIATELY TO REMIND IT THAT YOU CANNOT RECEIVE YOUR STOCK DIVIDEND UNTIL YOUR BROKER SUBMITS ITS BENEFICIAL OWNER LIST WITH YOUR NAME, ADDRESS AND NUMBER OF SHARES ON IT. You may also want to report your broker to NASD if it does not respond to your request. To do so, submit the relevant information to the appropriate NASD district office as indicated on its website, www.nasdr.com/complaints_file.asp. The Company has sent written notices to the above participants informing them that their continued failure to submit their beneficial owner lists is preventing their beneficial owners from receiving the dividend. The Company has also notified NASDAQ of this non-compliance and requested that they issue another UPC advising these participants of their obligation to submit their beneficial owner lists.

In addition to mailing dividend stock certificates to registered shareholders, the transfer agent has commenced the issuance and mailing of Series 2 Class B dividend certificates to beneficial owners who appear on beneficial owner lists supplied by the brokers. To date, dividend stock certificates have been issued and mailed to the beneficial owners of the following DTC participants, whose beneficial owner lists match their DTC position:

-------- ---------- ------------------------------------------------- ----------------- --------------
           DTC #                      Participant                       DTC Position     Date Mailed
-------- ---------- ------------------------------------------------- ----------------- --------------
1        418        Citigroup Global Markets Inc.                            1,126,123         5/8/03
2        908        Citibank, N.A.                                               8,532         5/2/03
3        780        Morgan, Keegan & Company, Inc.                               9,181         5/8/03
4        756        H & R Block Financial Advisors, Inc.                        17,498         5/8/03
5        8273       J.B. Oxford & Company                                       32,799         5/8/03
6        314        H.G. Wellington & Co., Inc.                                 12,000         5/2/03
7        5242       Societe General                                             16,363         5/2/03
8        8065       Romano Brothers & Co.                                          999         5/2/03
9        419        Stephens, Inc.                                               5,000         5/2/03
10       164        Charles Schwab                                           1,377,173         5/2/03
11       385        E*Trade                                                  1,666,962         5/2/03
12       725        Raymond James                                               21,793        5/14/03
13       141        First Clearing                                             289,335        5/13/03
14       5002       RBC Dominion Securities, Inc.                                8,852        5/13/03
15       235        RBC Dain Rauscher                                           73,720        5/13/03
16       441        Bidwell & Company                                            1,901        5/13/03
17       701        Primevest Financial Services                                 1,454        5/13/03
18       216        American Enterprise Investment Svcs Inc.                    14,734        5/13/03
19       5144       David Lerner                                                 3,827        5/13/03
20       702        Scott & Stringfellow, Inc.                                  16,598        5/13/03
21       5043       BMO Nesbitt Burns                                            4,006        5/13/03
22       740        Legg Mason Wood Walker Incorporated                         56,678        5/13/03
23       5011       Scotia Bank/Scotia McLeod                                    3,636        5/13/03
24       425        ABN Amro                                                    10,000        5/13/03
25       57         Edward Jones                                                 4,772        5/13/03
26       571        Fahnstock & Co., Inc.                                       39,570        5/13/03
27       39         Ferris Baker Watts                                           7,500        5/13/03
28       74         Lehman Brothers                                            220,659        5/13/03
29       725        Raymond James                                               21,793        5/14/03
30       5          Goldman Sachs                                               22,819        5/20/03
32       438        CIBC World Markets                                          38,000        5/20/03
33       931        United States Trust Company of New York                        454        5/20/03
34       785        Brown & Company                                             99,176        5/20/03
35       126        Dresdner Kleinwort Wasserstein                               4,546        5/20/03

-------- ---------- ------------------------------------------------- ----------------- --------------
                    TOTAL SHARES OF CLASS A COMMON STOCK                     5,238,453
-------- ---------- ------------------------------------------------- ----------------- --------------

The above list will also be posted on the Company's website (www.jagnotes.com) and updated from time-to-time as additional beneficial owner lists are processed by the transfer agent. Shareholders should consult these updates to determine the status of their broker's beneficial owner list. Shareholders should also note that if their brokerage firm does not appear on the list, it is possible that your broker's beneficial owner list is being submitted by a clearing broker. You can determine whether your brokerage firm uses a clearing broker by inquiring directly with your broker.

The remainder of the DTC participants have either not submitted their beneficial owner lists, as indicated above, have submitted beneficial owner lists which do not match their DTC position, or have submitted updated beneficial owner lists which the transfer agent is still in the process of reconciling. Some beneficial owner lists exceed their DTC positions, some are less than their DTC positions and others have been submitted by brokers who did not have any position at all in the Company's Class A common stock with DTC as of the dividend record date. As the Company has made clear to all participants with acknowledged fails, including The Canadian Depository for Securities, the Company will only issue the new Series 2 Class B dividend certificates to those beneficial owners listed in the beneficial owner lists submitted by each DTC participant, not to exceed, however, each participant's position with DTC as of the record date as reflected on DTC's Security Position Listing. Accordingly, the Company's transfer agent cannot begin issuing dividend certificates to customers of any participant whose beneficial owner list does not match its DTC position until the participant has submitted an updated beneficial owner list to the transfer agent which matches its DTC position.

In light of the fact that the Company has already received confirmation of "fails to receive" and "fails to deliver" for shares of its Class A common stock from various participants, including The Canadian Depository for Securities, it is becoming apparent that such participants will not be able to deliver the appropriate dividend stock certificate to their customers who are not included on their beneficial owner lists. Accordingly, the Company has given written notice to NASD of this situation, and has requested that NASD take appropriate action to rectify this problem, including (a) ascertaining the full extent of the fails and naked short positions in our common stock; (b) requiring the settlement of all unsettled trades in our common stock; (c) requiring all DTC participants to deliver the dividend to those customers who are excluded from their beneficial owner lists; and (d) placing a "short restriction" on the Company's Class A common stock requiring that any future sales of such stock be subject to a mandatory close-out if there is a failure to deliver the security by the normal settlement date.

Notwithstanding that the dividend record date has passed, the Company still urges all shareholders to request from their broker a stock certificate representing their ownership interest in the Company's Class A common stock. Any such request should be made in writing. For shareholders' convenience, a sample letter which shareholders may wish to consider using for this purpose is posted on the Company's website (www.jagnotes.com).

Finally, to help the Company monitor the dividend distribution process and to alert the Company to any problem areas, please let the Company know if you are experiencing any difficulties in obtaining your dividend certificate or certificates for your Class A and/or Series 1 Class B common stock. For your convenience, the Company has posted on its website two separate transmittal forms which you should use to notify the Company of any of the foregoing difficulties.

If your broker's beneficial owner list has been processed by the transfer agent but you did not receive your stock dividend certificate, please make sure to notify the Company using the transmittal form entitled "Notification of Failure to Receive Stock Dividend." In addition to providing such notice directly to the Company, shareholders should also make a written demand to their brokers for delivery of their dividend certificate(s). For shareholders' convenience, a sample demand letter has also been posted on the Company's website.

If you have made a request to your broker for delivery of your stock certificates for your Class A and/or Series 1 Class B common shares and have not received those certificates within a reasonable period of time after making such request, please notify the Company using the transmittal form entitled "Notification of Failure to Receive Certificates for Class A and/or Series 1 Class B Common Shares."

Please submit the above-referenced transmittal forms to the Company at the fax number indicated below and also make sure that you attach a copy of your account statement to the transmittal form to enable the Company to verify your information. You should feel free to redact from such account statements any information not relevant to establishing your position in the Company's Class A and/or Series 1 Class B common stock. PLEASE MAKE SURE YOUR BROKER'S BENEFICIAL OWNER LIST HAS BEEN PROCESSED BY THE TRANSFER AGENT AND THAT AT LEAST TEN (10) DAYS HAVE ELAPSED SINCE THE MAILING BEFORE SENDING ANY (A) NOTIFICATION TO THE COMPANY REGARDING FAILURES TO RECEIVE DIVIDEND CERTIFICATES OR (B) DEMAND LETTER TO YOUR BROKER. ALSO, IF YOUR CLASS A SHARES ARE HELD IN AN IRA ACCOUNT, PLEASE MAKE SURE TO CHECK ON THEIR STATUS DIRECTLY WITH YOUR BROKER SINCE, UNLIKE NON-IRA SHARES WHICH ARE BEING MAILED DIRECTLY TO BENEFICIAL OWNERS, DIVIDEND SHARES ISSUED FOR IRA ACCOUNTS ARE BEING MAILED DIRECTLY TO YOUR BROKERAGE FIRM WHICH WILL SERVE AS YOUR CUSTODIAN.

You may contact the Company:

o        by e-mail at dividend@jagmedia.biz;

o        by fax at (561) 892-0821;
o        by telephone at (561) 892-0821.



About JAG Media Holdings, Inc.
------------------------------

JAG Media Holdings, Inc. is a provider of Internet-based equities research and financial information that offers its subscribers a variety of stock market research, news, commentary and analysis, including "JAG Notes", the Company's flagship early morning consolidated research product. The Company also offers, through its wholly-owned subsidiary, JAG Company Voice LLC, its "Company Voice" service which provides publicly traded companies with production services and distribution for their corporate messages in streaming video/audio format. The Company's websites are located at www.jagnotes.com and www.thecompanyvoice.com.


Safe Harbor Statement - Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995 and may contain forward-looking statements, with words such as "Anticipate, "believe," "expect," "future," "may," "will," "should," "plan," "projected," "intend," and similar expressions to identify forward-looking statements. These statements are based on the Company's beliefs and the assumptions it made using information currently available to it. Because these statements reflect the Company's current views concerning future events, these statements involve risks, uncertainties and assumptions. The actual results could differ materially from the results discussed in the forward-looking statements. In any event, undue reliance should not be placed on any forward-looking statements, which apply only as of the date of this press release. Accordingly, reference should be made to the Company's periodic filings with the Securities and Exchange Commission.


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